SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                October 31, 2008

                         PHOTOVOLTAIC SOLAR CELLS, INC.
               (Exact Name of Registrant as Specified in Charter)

       NEVADA                     000-52735               20-8753132
(State or other jurisdiction  (Commission File        I.R.S. Employer
      of incorporation)             Number)         (Identification No.)

                                4115 BANDY BLVD.
                                    UNIT A-7
                           FT. PIERCE, FLORIDA 34981
               (Address of Principal Executive Offices, Zip Code)
       Registrant's telephone number, including area code: (727) 735-7832
         (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.02. Departure of Directors or Certain Officers

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________________________________________________________________________

ITEM 5.02 Departure of Directors or Certain Officers

On October 31, 2008, the Company accepted the resignation of Harvey Judkowitz and Zechariah Krogen-Curtin as officers and directors.

                                   SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                     Photovoltaic Solar Cells Inc
                                     By: /s/ Lawrence F Curtin
                                         ---------------------
                                     Lawrence F Curtin
October 31, 2008                     President